Exhibit 99.2

Second Quarter 2003 Earnings Review and Updated Guidance a d v a n c e r e l e n t l e s s l y July 17, 2003

I. Customer Focus Bob Rossiter, Chairman & CEO II. Operating Results Jim Vandenberghe, Vice Chairman III. Second Quarter Financial Review & Guidance Dave Wajsgras, SVP & CFO IV. Q & A Agenda

Complete Automotive Interior Systems Continuous Quality Improvement New Product Innovation Lean Manufacturing Total Value Management Craftsmanship LBO Mentality 1 Customer Satisfaction # Intertronics Customer Satisfaction is Our Top Priority

Record quarterly net sales of $4.1 billion, up 8% Net income per share of $1.54, up 21% Strong cash flow and continued debt reduction Twenty-one customer awards for quality and delivery Quality and cost improvements providing value to our customers and shareholders Another Quarter of Solid Operating and Financial Performance Second Quarter 2003 Highlights Customer-Focused Strategy Driving Success

Industry continues to focus on automotive interiors Intertronics is a competitive advantage and a growth opportunity $4.0 billion sales backlog strongest ever Continuing quality improvements Ongoing operating efficiencies Our Strong Customer Relationships and Total Interior Capabilities are Driving Improved Financial Performance Operating Results Despite Lower Production, Lear is Performing Well

Lear Works in Close Partnership with GM to Deliver "World Class" Interiors for Next Generation Large and Luxury Vehicles Sourcing matrix complete; Lear plants will supply more than 90% of total interior content Lear design and engineering teams work collaboratively with GM; on track for 'prototype' builds in early 2004 Interiors to feature several Lear innovations Spray PUR seamless polyurethane coating on instrument panel Sonotec lightweight acoustical products Flexible seating architecture R R Operating Results Update on GM Total Interior Program

Management priority Global focus Part of Lear culture Six Sigma discipline Sharing best practices Teamwork 1st Half 2002 1st Half 2003 3rd Qtr 4th Qtr East 105 77 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 27% Improvement Driven to Provide the Highest Quality Products and Services in the Automotive Industry Operating Results Quality Continues to Improve Parts Per Million (PPM) Defective* * Based on internal and customer data.

North America Industry production down 9%; Big Three down 12% Content Per Vehicle of $597, up 8% from a year ago, reflecting new business and positive mix Western Europe Industry production down 2%; key Lear customers/platforms down more than industry average Content Per Vehicle of $317, up about 3% from a year ago adjusted for currency Euro 24% stronger than a year ago Financial Review Production Environment - Second Quarter 2003 Production Environment Remains Difficult in North America and Western Europe

Net Sales $ 4,101.2 $ 3,792.2 $ 309.0 Income before Interest, Other Expense & Income Taxes* $ 211.7 $ 196.4 $ 15.3 Margin 5.2% 5.2% - Net Income $ 104.1 $ 85.5 $ 18.6 Net Income Per Share $ 1.54 $ 1.27 $ 0.27 SG&A % of Net Sales 3.5% 3.5% - Interest Expense $ 49.1 $ 53.4 $ 4.3 Other Expense, Net $ 13.9 $ 14.5 $ 0.6 Vehicle Production (000) North America 4,145 4,555 (410) Western Europe 4,282 4,372 (90) Second Quarter 2003 Second Quarter 2002 Record 2Q '03 B/(W) 2Q '02 (in millions, except net income per share) Financial Review Financial Highlights - Second Quarter 2003 * Income before income taxes for the Second Quarter 2003 and 2002 was $148.7 and $128.5, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Industry Vehicle Production N.A. (9)% W.E. (2)% S.A. (7)% Total Change Net Production & Mix Currency & Related Net Operating Efficiencies Global New Business East 15 -32 6 18 23 . (in millions) $15 $6 $23 ($32) Change in Net Sales $309 $(291) $300 $300 Financial Review 2Q03 vs 2Q02 - Change in Core Operating Earnings* $18 - - * Core operating earnings is defined as income before interest, other expense and income taxes. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Light truck production mix + Full size & luxury SUV production up + Strong backlog + Increased Lear product content + 1998 2002 2003 2001 2002 TGR 12.4 553 597 8.3 7.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Second Quarter Content Per Vehicle Financial Review Second Quarter North American Content Per Vehicle Outlook for Third Quarter Content Per Vehicle Flat; Full Year Content Per Vehicle Up Up 8% Impact on Lear CPV

2003 Actual / Forecast $ 67 $ 137 $ 163 $ 300 2002 Actual $ 56 $ 102 $ 171 $ 273 Financial Review 2003 Capital Spending Plan 2Q 1H 2H FY (in millions) No Change to Full Year 2003 Capital Spending Plan

Net Income $ 104 $ 172 Depreciation 78 152 Working Capital / Other 65 73 Cash from Operations* $ 247 $ 397 Capital Expenditures (67) (137) Free Cash Flow $ 180 $ 260 2Q03 * Cash from Operations represents net cash provided by operating activities ($161 for second quarter and $257 for six months ended 6/28/03) before net change in sold accounts receivable ($86 for second quarter and $140 for six months ended 6/28/03). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Six Months Financial Review 2Q03 Free Cash Flow (in millions)

1998 1999 2000 2001 2002 June '03 2003 Estimate Target EPS 1533 3385 2981 2660 2271 2064 2000 1800 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net Debt to Cap 70% 65% 63% 58% 52% (in millions) * Net debt represents total debt plus utilization of our ABS facility, less cash. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Financial Review Further Debt Reduction & Increased Financial Flexibility Net Debt*

Emphasis on proactive tax planning Efficient management of Legal Entity structure to optimize tax results Improving mix of Non-U.S. Earnings Factors Influencing our Tax Rate 2002 1st Half 2003 2nd Half 2003 Full Year 2003 Tax Rate 0.335 0.3 0.28 0.29 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Financial Review Corporate Tax Rate Declining A Continued and Sustainable Reduction in the Corporate Tax Burden

North America (in millions) Western Europe (in millions) 2003 Production Down in North America and Western Europe Q3 3.7 Down 5% FY 2002 Actual FY 2003 Outlook East 16.4 15.7 West 0.2 FY 2002 Actual FY 2003 Outlook East 16.4 15.7 0.2 Q3 3.5 Down 7% Financial Review 2003 Vehicle Production Outlook

Third Quarter Net Income Per Share Full Year Net Income Per Share Net Sales of $3.4 Billion 2001 2002 2003 4th Qtr East 0.74 0.91 0.95 20.4 West 0.1 31.6 North 45.9 46.9 45 43.9 Interest Expense $ 50 M $ 200 M Capital Expenditures $ 100 M $ 300 M Free Cash Flow Breakeven $ 400 M 2001 2002 2003 4th Qtr East 3.73 4.65 5.2 20.4 West 0.3 31.6 North 45.9 46.9 45 43.9 Note: Full year 2002 net income per share excludes the impact of goodwill impairment of $298.5M after-tax, or $4.46 per share. Net Sales of $15.2 Billion Financial Review 2003 Guidance

Operating Results Return on Invested Capital Improving Trailing Twelve Month ROIC* 1Q 2001 2Q 2001 3Q 2001 4Q 2001 1Q 2002 2Q 2002 3Q 2002 4Q 2002 1Q 2003 2Q 2003 East 0.098 0.09 0.087 0.085 0.088 0.091 0.095 0.099 0.102 0.105 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 8.5% 10.5% 9.8% * Return on Invested Capital (ROIC) represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 - effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Quality and customer service remain our top priorities Top line growing as customers recognize Lear's value added Return on Invested Capital trending upward as we drive cost efficiencies and operating improvements worldwide Strong cash flow continues to strengthen balance sheet 2003 financial guidance increased to reflect Second Quarter results and a lower corporate tax rate Global Strategy Remains Unchanged; Leveraging our Total Interior Capabilities to Deliver Value to our Customers and Grow our Business Summary and Outlook Customer-Focused Strategy Driving our Success

ADVANCE RELENTLESSLY(tm) NYSE: LEA www.lear.com

Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes," "income before restructuring charges, amortization, interest, other expense and income taxes," "free cash flow," "ROIC" and "net debt." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a borrowing activity. ROIC represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 - effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Net debt represents total debt plus utilization under our ABS facility, less cash. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes and income before restructuring charges, amortization, interest, other expense and income taxes are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Management believes that ROIC is a commonly used measure that provides useful information regarding the efficiency with which the Company's assets are deployed. Management believes that net debt is generally accepted as providing useful information regarding a company's financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes, income before restructuring charges, amortization, interest, other expense and income taxes, free cash flow, ROIC nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet or income or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt, and thus does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Use of Non-GAAP Financial Information Core Operating Earnings Q2 2003 Q2 2002 Q2 2003 Q2 2002 Income before interest, other expense and income taxes Income before income taxes $ 148.7 $ 128.5 $ 245.7 $ 198.3 Interest expense 49.1 53.4 102.2 110.4 Other expense, net 13.9 14.5 25.7 28.7 Income before interest, other expense and income taxes $ 211.7 $ 196.4 $ 373.6 $ 337.4 (core operating earnings) Three Months Six Months (in millions)

Use of Non-GAAP Financial Information Return on Invested Capital Earnings Q2 2003 Q4 2001 Q1 2001 Income before restructuring charges, amortization, interest, other expense and income taxes Income (loss) before income taxes $ 148.7 $ (39.4) $ 29.0 Restructuring charges - 149.2 4.2 Amortization - 23.0 22.4 Interest expense 49.1 61.3 76.5 Other expense, net 13.9 23.7 6.7 Income before restructuring charges, amortization, interest, other expense and income taxes $ 211.7 $ 217.8 $ 138.8 (return on invested capital earnings) Three Months (in millions)

Use of Non-GAAP Financial Information Free Cash Flow Q2 2003 Q2 2002 Q2 2003 Q2 2002 Free cash flow Net cash provided by operating activities $ 160.7 $ 131.4 $ 257.3 $ 300.3 Net change in sold accounts receivable 86.2 34.3 139.6 5.8 Net cash provided by operating activities before net change in sold accounts receivable 246.9 165.7 396.9 306.1 Capital expenditures (67.0) (56.3) (137.3) (102.5) Free cash flow $ 179.9 $ 109.4 $ 259.6 $ 203.6 Three Months Six Months (in millions)

Use of Non-GAAP Financial Information Net Debt (in millions) $ 35.1 $ 37.3 $ 63.2 $ 72.4 $ 103.6 3.9 3.9 129.5 155.6 63.6 2,054.4 2,132.8 2,293.9 2,852.1 3,324.8 2,093.4 2,174.0 2,486.6 3,080.1 3,492.0 (103.1) (91.7) (87.6) (98.8) (106.9) 73.6 189.0 260.7 - - $ 2,063.9 $ 2,271.3 $ 2,659.7 $ 2,981.3 $ 3,385.1 June 28, 2003 2002 2001 2000 1999 December 31, Short-term borrowings Current portion of long-term debt Long-term debt Total debt Cash Asset backed securitization Net debt

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and the Company does not assume any obligation to update them. Forward Looking Statement